UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                December 22, 2004
                               ------------------

                            CompX International Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                       1-13905                     57-0981653
-------------------            ------------------             -----------------
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)                 Identification
  incorporation)                                                     No.)


 5430 LBJ Freeway, Suite 1700, Dallas, Texas                     75240-2697
----------------------------------------------                  ------------
   (Address of principal executive offices)                      (Zip Code)


                                 (972) 448-1400
                                 --------------
              (Registrant's telephone number, including area code)


              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to  Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under  the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.05      Cost Associated with Exit or Disposal Activities.
Item 2.06      Material Impairments.

     As previously reported, the registrant has for some time been evaluating the strategic role of its Thomas Regout operations in Europe, including the possible sale of some or all of such operations. As of December 22, 2004, the registrant's board of directors committed to a formal plan to dispose of such operations. As a result, the registrant anticipates it will incur a non-cash charge of approximately $14 million in the fourth quarter of 2004, representing an impairment of goodwill associated with such operations, to write-down its investment in these operations to its estimated realizable value. The registrant currently expects to close the sale of the operations in 2005.

     As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrant cautions that the statements in this Current Report on Form 8-K relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "should," "anticipates," "expects" or comparable terminology, or by discussions of strategies or trends. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly impact expected results, and actual future results could differ materially from those described in such forward-looking statements. Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this Current Report and those described from time to time in the registrant's other filings with the U.S. Securities and Exchange Commission, including but not limited to:

     o the inability of the registrant to come to an agreement on the terms of the sale of the Thomas Regout operations; and

     o the inability of a purchaser to obtain the necessary funds to purchase the Thomas Regout operations.

Should one or more of these risks materialize (or the consequences of such a development worsen) or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The registrant disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Item 7.01      Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on December 29, 2004, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes under this item is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01      Financial Statements and Exhibits.

     (c) Exhibits.

         Item No.       Exhibit Index
         ----------     ----------------------------------------
          99.1          Press Release dated December 29, 2004 issued by the
                        registrant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CompX International Inc.
                                        (Registrant)




                                        By:    /s/ A. Andrew R. Louis
                                               ----------------------------
                                               A. Andrew R.
                                               Louis Secretary




Date:  December 29, 2004

                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      --------------------------------------------------
99.1             Press Release dated December 29, 2005 issued by the registrant.